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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 21, 2001

                                  Cramer, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)


        Kansas                         09603                            48-0638707
------------------------       ---------------------        ---------------------------------
(State of Incorporation)       (Commission File No.)        (IRS Employer Identification No.)


               625 Adams Street
             Kansas City, Kansas                                66105
  -------------------------------------------          ------------------------
  (Address of principal executive offices)                    (Zip code)



                                 (913) 621-6700
                  --------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
              ----------------------------------------------------
          (Former name or former address, if changed since last report)



                THIS REPORT IS BEING FILED SOLELY FOR THE PURPOSE
                        OF FILING EXHIBIT 16(b) HERETO.



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibit 16(b) - comment letter dated July 9, 2001 from Deloitte & Touche LLP (filed herewith).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CRAMER, INC.


                                /s/ Gregory Coward
                                ------------------------------------------------
                                By: Gregory Coward, President, Chief Executive Officer and Interim Chief Financial Officer


                                July 24, 2001



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                                  EXHIBIT 16(b)

          COMMENT LETTER DATED JULY 9, 2001 FROM DELOITTE & TOUCHE LLP